Rule 497(e)
Registration Nos. 333-181507 and 811-22709

First Trust EXCHANGE-TRADED FUND V

(the “Trust”)

First Trust Managed Futures Strategy ETF

(the “Fund”)

Supplement to THE Prospectus
Dated May 1, 2024

June 4, 2024

Notwithstanding anything to the contrary in the Fund’s prospectus, the first paragraph of the sub-section of the prospectus entitled “Fund Investments – Futures Instruments” is deleted in its entirety and replaced with the following:

The Fund may hold exchange-listed futures contracts on a wide range of assets, including, but not limited to, commodities, equity indexes, other financial indexes (such as volatility-linked indices such as the Cboe Volatility Index (the “VIX Index”)), currencies and global debt, including U.S. Treasuries. Only the Subsidiary may hold futures contracts on commodities. A futures contract is a financial instrument in which a party agrees to pay a fixed price for securities or commodities at a specified future date. Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants.

In addition, the sub-section of the prospectus entitled “Risks of Investing in the Fund – Non-Principal Risks” is revised to include the following disclosure:

VIX EXPOSURE RISK. The Fund may invest in futures contracts that reference the VIX Index. The level of the VIX Index itself and the value of futures contracts that reference the VIX Index may change suddenly and unpredictably, and may negatively affect the value of the Fund’s shares. In addition, the actual volatility of the S&P 500® Index may not conform to a level predicted by the VIX Index or to the prices of the included put and call options that are utilized for calculating the VIX Index. Several factors may affect the price of the VIX Index, including, but not limited to: market prices and forward volatility levels; expectations that volatility as measured by the VIX Index will fluctuate; supply and demand of VIX Index futures and listed and over-the-counter equity derivative markets; international or domestic political, economic, geographic or financial events; natural disasters; and changes in legal and regulatory regimes in the United States.

Please Keep this Supplement with your Prospectus for Future Reference